Dassault Systèmes and Medidata Solutions
To Join Forces To Accelerate the Life Sciences
Industry Innovation For Patient-Centric Experience
Through End-to-End Collaborative Platform

•	Medidata Solutions’ market-leading clinical cloud solutions are used by 1,300 customers worldwide to develop their therapeutic innovations and clinical operations performance

•	Scientific modeling, simulation and digital assets of worldwide trials knowledge and know-how combine to accelerate developments in personalized health, for the benefit of the patient

•	Life Sciences industry will also benefit from the platform effect spanning drug research and discovery, development, clinical testing, manufacturing and commercialization
Vélizy-Villacoublay, France and New York, NY — June 11, 2019 — Dassault Systèmes (Euronext Paris: #13065, DSY.PA) and Medidata Solutions, Inc. (NASDAQ: MDSO), leader of the digital transformation of the Life Sciences industry for clinical development, commercial, and real-world data intelligence, today announced the signing of a definitive agreement for Dassault Systèmes to acquire Medidata in an all-cash transaction at a price of $ 92.25 per share of Medidata, representing an enterprise value of $5.8 billion. The transaction was unanimously approved by the Boards of Directors of both companies. Medidata’s fiscal year ended December 31, 2018, and its revenue was $636 million.

With the acquisition of U.S.-based Medidata and its clinical and commercial solutions, Dassault Systèmes will reinforce its position as a science-based company by providing the Life Sciences industry with an integrated business experience platform for an end-to-end approach to research and discovery, development, clinical testing, manufacturing and commercialization of new therapies and health technologies.

“Today marks a significant milestone for the Life Sciences industry and the value of the virtual world to address the complexity of developing personalized medicine and patient-centric experiences. Multidiscipline scientific innovation and industrial performance call for a platform approach connecting the dots between people, ideas and data,” said Bernard Charlès, Vice Chairman and CEO, Dassault Systèmes. “Medidata’s leading position in clinical trials complements our life sciences solutions on the 3DEXPERIENCE collaborative platform. Medidata’s recent expansion into real world evidence and analytics coupled with the power of modeling and simulation demonstrates how the virtual world will catalyze the next generation of patient-inclusive therapeutics. We are now well positioned to be the enabler of the Life Sciences industry transformation, illustrating our company’s purpose of harmonizing product, nature and life.”

Medidata’s clinical expertise and cloud-based solutions power the development and commercialization of smarter therapies for 1,300 customers worldwide, including pharmaceutical companies and biotechs, contract research organizations (CROs), and medical centers and sites. Its solutions enable efficiency and improve quality throughout clinical development programs by enhancing decision-making, accelerating processes execution and oversight, minimizing operational risk, reducing costs and adapting trial strategies. Thirteen of the top 15 drugs sold in 2018 were powered by Medidata’s technology. Eighteen of the top 25 pharmaceutical companies and nine of the top 10 CROs are all Medidata customers. Founded in 1999, Medidata is headquartered in New York City, with 16 offices across seven countries, notably in the U.S., Japan, Korea, and the U.K., and counts 2,800 employees and contractors.

“Our mission to get the right treatment, to the right patient, at the right time has fueled our 20-year journey of innovation and commitment to the life sciences industry,'' said Tarek Sherif, Co-founder, Chairman and CEO, Medidata. “We share common vision, values and passion with Dassault Systèmes, and our combined talents will empower the life sciences industry with an end-to-end business platform.”

“Facilitating new therapeutic innovations to become the next standards of care has been our commitment since day one,” said Glen de Vries, Co-founder and President, Medidata. “Ultimately, we will unlock enormous opportunities for our customers and patients, advancing life sciences in the age of precision medicine.”

Since unveiling its purpose of harmonizing product, nature and life in 2012, Dassault Systèmes has been steadily applying its knowledge and know-how for transforming the product sphere, to collaborative, multidisciplinary innovation in the biosphere. Dassault Systèmes collaborates with the world’s top 20 biopharma companies, hundreds of biotechnology companies, medical device manufacturers, research institutes, and governmental regulatory agencies to develop and bring to market innovative health products and technologies, using the power of virtual universes to transform the patient experience.

Completion of the acquisition is expected during the last quarter of 2019 and is subject to certain regulatory approvals, approval by the majority of Medidata’s shareholders and other customary closing conditions.

Tomorrow’s Conference Call Information
Tomorrow, June 12, 2019, Dassault Systèmes and Medidata will host a joint conference call at 9 a.m. New York time/ 2 p.m. London time/ 3 p.m. Paris time. The conference call will be available via the Internet by accessing http://www.3ds.com/investors/. Please go to the website at least 15 minutes prior to the conference call to register, download and install any necessary audio software. The conference call will be archived for one year.

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For more information:

Dassault Systèmes’ industry solution experiences and showcase for the Life Sciences industry: https://ifwe.3ds.com/life-sciences

Dassault Systèmes’ 3DEXPERIENCE platform, 3D design software, 3D Digital Mock Up and Product Lifecycle Management (PLM) solutions: http://www.3ds.com

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About Dassault Systèmes
Dassault Systèmes, the 3DEXPERIENCE Company, provides business and people with virtual universes to imagine sustainable innovations.  Its world-leading solutions transform the way products are designed, produced, and supported.  Dassault Systèmes’ collaborative solutions foster social innovation, expanding possibilities for the virtual world to improve the real world.  The group brings value to over 250,000 customers of all sizes, in all industries, in more than 140 countries.  For more information, visit www.3ds.com.

3DEXPERIENCE, the Compass logo and the 3DS logo, CATIA, SOLIDWORKS, ENOVIA, DELMIA, SIMULIA, GEOVIA, EXALEAD, 3D VIA, BIOVIA, NETVIBES and 3DEXCITE are registered trademarks of Dassault Systèmes or its subsidiaries in the US and/or other countries.

About Medidata
Medidata is leading the digital transformation of life science, with the world's most used platform for clinical development, commercial, and real-world data. Powered by artificial intelligence and delivered by top-ranked industry experts, Medidata helps pharmaceutical, biotech, medical device companies, and academic researchers accelerate value, minimize risk and optimize outcomes. Medidata and its companies, Acorn AI and SHYFT, serve 1,300 customers and partners worldwide and empower more than 150,000 certified users every day to create hope for millions of patients. Discover the future of life science: www.medidata.com

Important Additional Information and Where to Find It
In connection with the proposed merger, Medidata Solutions, Inc. (the “Company”) intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a preliminary proxy statement on Schedule 14A. Following the filing of the definitive proxy statement with the SEC, the Company will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the proposed merger. STOCKHOLDERS ARE URGED TO CAREFULLY READ THESE MATERIALS IN THEIR ENTIRETY (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE TRANSACTION. The proxy statement and other relevant materials (when available), and any and all documents filed by the Company with the SEC, may be obtained free of charge at the SEC’s website (www.sec.gov) or at the Company’s website (https://investors.medidata.com) or by writing to the Corporate Secretary at 350 Hudson Street, 9th Floor, New York, New York 10014.

Participants in the Merger Solicitation
This press release does not constitute a solicitation of proxy, an offer to purchase or a solicitation of an offer to sell any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. The Company, its directors, executive officers and certain employees may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the proposed merger. Information about the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of the Company’s stockholders in connection with the proposed merger, and any interest they have in the proposed merger, will be set forth in the definitive proxy statement when it is filed with the SEC. Additional information regarding these individuals is set forth in the Company’s proxy statement for its 2019 annual meeting of stockholders, which was filed with the SEC on April 18, 2019, and its Annual Report on Form 10-K for the fiscal year ended December 31, 2018, which was filed with the SEC on March 1, 2019. These documents may be obtained for free at the SEC’s website at www.sec.gov, and via the Company’s Investor Relations section of its website at www.medidata.com.

Cautionary Statement
This press release may include “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements relating to the completion of the merger. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “will,” “would,” “target,” similar expressions, and variations or negatives of these words. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the consummation of the proposed merger and the anticipated benefits thereof. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements, including the failure to consummate the proposed merger or to make any filing or take other action required to consummate such merger in a timely matter or at all. The inclusion of such statements should not be regarded as a representation that any plans, estimates or expectations will be achieved. You should not place undue reliance on such statements. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, that: (1) the Company may be unable to obtain stockholder approval as required for the merger; (2) conditions to the closing of the merger, including obtaining required regulatory approvals, may not be satisfied or waived on a timely basis or otherwise; (3) a governmental entity or a regulatory body may prohibit, delay or refuse to grant approval for the consummation of the merger and may require conditions, limitations or restrictions in connection with such approvals that can adversely affect the anticipated benefits of the proposed merger or cause the parties to abandon the proposed merger; (4) the merger may involve unexpected costs, liabilities or delays; (5) the business of the Company may suffer as a result of uncertainty surrounding the merger or the potential adverse changes to business relationships resulting from the proposed merger; (6) legal proceedings may be initiated related to the merger and the outcome of any legal proceedings related to the merger may be adverse to the Company; (7) the Company may be adversely affected by other general industry, economic, business, and/or competitive factors; (8) there may be unforeseen events, changes or other circumstances that could give rise to the termination of the merger agreement or affect the ability to recognize benefits of the merger; (9) risks that the proposed merger may disrupt current plans and operations and present potential difficulties in employee retention as a result of the merger; (10) risks related to diverting management’s attention from the Company’s ongoing business operations; (11) there may be other risks to consummation of the merger, including the risk that the merger will not be consummated within the expected time period or at all which may affect the Company’s business and the price of the common stock of the Company; and (12) the risks described from time to time in the Company’s reports filed with the SEC under the heading “Risk Factors,” including the Annual Report on Form 10-K for the fiscal year ended December 31, 2018, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K and in other of the Company’s filings with the SEC. Such risks include, without limitation: possible fluctuations in our financial and operating results; our customer concentration; our ability to retain and expand our customer base or increase new business from those customers; our ability to continue to release, and gain customer acceptance of, new and improved versions of our products; the impacts of security breaches and data loss and our vulnerability to technology infrastructure failures; and integration activities, performance and financial impact of acquired companies. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on the Company’s financial condition, results of operations, credit rating or liquidity. These risks, as well as other risks associated with the proposed merger, will be more fully discussed in the proxy statement that will be filed with the SEC in connection with the proposed merger. There can be no assurance that the merger will be completed, or if it is completed, that it will close within the anticipated time period or that the expected benefits of the merger will be realized. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which such statements were made. Except as required by applicable law, the Company undertakes no obligation to update forward-looking statements to reflect events or circumstances arising after such date.

Dassault Systèmes Investor Relations Contacts
Corporate     F-J BORDONADO/ B. MARTINEZ    investors@3ds.com     +33 (0) 1 61 62 69 24
North America     Michele KATZ     michele.katz@3ds.com

Dassault Systèmes Press Contacts
Corporate    Victoire DE MARGERIE        victoire.demargerie@3ds.com    +33 (0)1 61 62 54 08
Corporate / France    Arnaud MALHERBE        arnaud.malherbe@3ds.com    +33 (0)1 61 62 87 73
North America    Suzanne MORAN        suzanne.moran@3ds.com    +1 (781) 810 3774

Medidata Solutions Contacts
Investors    Betsy FRANK    bfrank@medidata.com    +1 (917) 522 4620
Media    Erik SNIDER    esnider@medidata.com    +1 (646) 362 2997